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                                                                EXHIBIT 10.18(b)


                                OPEN-END MORTGAGE


KNOW ALL MEN BY THESE PRESENTS, That: OTTAWA RIVER STEEL CO., an Ohio corporation ("Grantor"), in consideration of the sum of Six Hundred Eighteen Thousand Dollars ($618,000.00), to Grantor paid or to be paid by WILLIAM D. FENIGER, 805 Chicago Street, Toledo, Ohio 43611 ("Grantee"), the receipt of which is hereby acknowledged, which amounts are unconditionally guaranteed by Grantor, hereby grants, bargains, sells and conveys to Grantee, his heirs, executors, successors and assigns, the following described real estate (the "Premises"):

             For legal description, see Exhibit A which is attached hereto and incorporated herein by reference.

TOGETHER with all and singular the easements, rights-of-way, licenses, privileges and appurtenances thereunto belonging, and all the rents, issues and profits therefrom; and, also, all the estate, right, title, and interest of Grantor, either at law or in equity, of, in and to the Premises herein described, and every part thereof;

TOGETHER with all rents, income and other benefits to which the Grantor may now or hereafter be entitled from the Premises and all of Grantor's right, title and interest in and to any and all leases now or hereafter on or affecting the Premises, and all security deposits, contract rights, general intangibles, actions and rights of actions, and unearned insurance premiums relating to such leases or the Premises, including, but not limited to, all rights conferred by Act. No 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 (MCLA 554.231 et seq.), and Act No. 228 of the Michigan Public Acts of 1925 as amended by Act No. 55 of the Michigan Public Acts of 1933 (MCLA 554.211 et seq.));

TOGETHER with all right, title and interest, if any, of Grantor, in and to the land lying within any street or roadway adjoining the above described real estate; and all right, title and interest, if any, of Grantor in and to any strips and gores adjoining the above described real estate;

TOGETHER with all buildings, structures and improvements now or hereafter erected thereon; and, also, all fixtures, machinery, apparatus, equipment and articles of personal property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the said Premises, or any part thereof, and used or usable in connection with any present or future operation of said Premises, and now owned or hereafter acquired by Grantor, including, but without limitation of the generality of the foregoing, all heating, lighting, incinerating, refrigerating, ventilating, air conditioning, air cooling, lighting, fire extinguishing, plumbing, cleaning, communications, and power equipment and apparatus; all gas, water and electrical equipment; and all elevators, escalators, switchboards, engines, motors, tanks, pumps, screens, storm doors, storm windows, shades, awnings,
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floor coverings, carpeting, ranges, stoves, refrigerators, washers, dryers, wall beds, cabinets, partitions, conduits, ducts and compressors; it being understood and agreed that all such fixtures, machinery, apparatus, equipment and articles of personal property are a part of the said real estate and are declared to be a portion of the security for the indebtedness hereby secured (whether in single units or centrally controlled, and whether physically attached to said real estate or not);

TO HAVE AND TO HOLD the above granted and bargained Premises with the privileges and appurtenances thereunto belonging, and all rents, issues and profits thereof, to Grantee, its successors and assigns, forever.

AND GRANTOR COVENANTS that at and until the execution and delivery of this mortgage, Grantor is well seized of the above described Premises, in fee simple, and has good right and full power to grant, bargain, sell and convey the same in manner and form above written; and that the same are free from all liens and encumbrances whatsoever; and that Grantor does warrant and will defend the said Premises, with the privileges and appurtenances thereunto belonging, to Grantee, his heirs, executors, successors and assigns, forever, against all claims and demands whatsoever.

THIS MORTGAGE is given to secure the payment to Grantee of a certain cognovit promissory note ("Note") of Grantor of even date herewith securing the same, both as delivered to Grantee as well as any extension, modification or renewal thereof or any instrument executed in substitution therefor. The Note requires the payment to Grantee of the principal sum from time to time outstanding thereunder, up to a maximum principal amount of Six Hundred Thousand Dollars ($600,000.00), together with interest thereon at the rate specified therein.

AND WHEREAS, GRANTOR FURTHER COVENANTS that:

1. Grantor will perform and pay any amounts due and owing under the terms of the Note at the times and in the manner therein provided.

2. Except as the same are paid pursuant to the provisions of paragraph 3 below, Grantor will pay all taxes, assessments and other similar charges levied upon the said Premises before the same become delinquent, and will promptly deliver to Grantee receipts of the proper officers therefor; provided, however, Grantor may contest any such taxes in good faith by appropriate proceedings diligently pursued and available to Grantor prior to the date penalties attach thereto. In default thereof, Grantee may pay such taxes, assessments and other similar charges, including any penalties or interest thereon (of which payment, amount and validity thereof, the receipt of the proper officer shall be conclusive evidence) and any amount so paid

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     by Grantee shall become immediately due and payable by Grantor with interest until repaid at the default rate defined in paragraph 18 herein (said rate as so defined is hereinafter called the "Default Rate") and shall be secured by this mortgage.

3. In the event of a default under this mortgage or the Note, Grantor will pay to Grantee monthly, in addition to each monthly payment required hereunder, or under the note secured hereby, a sum equivalent to one-twelfth of the amount estimated by Grantee to be sufficient to enable Grantee to pay at least thirty (30) days before they become due all taxes, assessments and other similar charges levied against the said Premises, and all insurance premiums on any policy or policies of insurance required hereunder. Such additional payments shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Grantee, and no interest shall be payable in respect thereof. Upon demand by Grantee, Grantor will deliver and pay over to Grantee such additional sums as are necessary to make up any deficiency in the amount necessary to enable Grantee to fully pay any of the items hereinabove mentioned. In the event of any default by Grantor in the performance of any of the terms, covenants or conditions herein or in the Note, Grantee may apply against the indebtedness secured hereby, in such manner as Grantee may determine, any funds of Grantor then held by Grantee under this paragraph. Grantee shall have the right to make appropriate payments from the account herein created notwithstanding that at that time any such tax, assessment, charge or imposition is then being protested or contested by Grantor, unless upon not less than fifteen (15) days prior to the due date thereof, Grantor shall have notified Grantee, in writing, of such protest or contest, in which event, as the case may be, Grantee shall make such payment under protest in the manner prescribed by law or shall withhold such payment; provided, however, that such contest shall preclude enforcement of collection and the sale of the Premises in satisfaction of such tax, assessment, charge or imposition. In the event such protest or contest shall or might result in penalty or other charges, Grantor shall deposit with Grantee the amount of any such penalty or additional charge.

4. In the event of the passage after the date of this mortgage of any statute or ordinance deducting from the value of real property for purposes of taxation, any lien thereon, or changing in any way the laws now in force for the taxation of mortgage or debts secured thereby, for state or local purposes, or the manner of the collection of any such taxes, so as to adversely affect the interest of Grantee hereunder, the whole of the principal sum secured by this mortgage, with interest and charges, if any, thereon, at the option of Grantee, shall become immediately due, payable and collectible without notice of demand in the event Grantor fails to pay or reimburse Grantee for any and all costs incurred by it within ten (10) days after notice to Grantor by Grantee of such costs owing to Grantee.


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5.   Grantor will procure, deliver to and maintain for the benefit of Grantee during the continuance of this Mortgage and until the same is fully satisfied and released such insurance as Grantee may require. Grantor will promptly pay when due any premiums on any policy or policies of insurance required by Grantee, and will deliver to Grantee renewals of such policy or policies at least ten (10) days prior to the expiration date(s) thereof; the said policies and renewals to be marked "paid" by the issuing company or agent. Upon Grantor's failure to comply with the requirements of this paragraph, Grantee may, in his discretion, effect any insurance required by him and pay the premiums due therefor, and any amounts so paid by Grantee shall become immediately due and payable by Grantor with interest on all such sums until repaid at the Default Rate and shall be secured by this Mortgage.

     In the event of any loss or damage to the Premises, Grantor will give immediate notice thereof to Grantee, and for any loss in excess of Ten Thousand Dollars ($10,000.00) Grantee may thereupon make proof of such loss or damage, if the same is not promptly made by Grantor. All proceeds of insurance for any loss in excess of Ten Thousand Dollars ($10,000.00), in the event of such loss or damage, shall be payable to Grantee, and any affected insurance company is authorized and directed to make payment thereof directly to Grantee. To the extent the amount of such insurance proceeds are not sufficient to repair and restore the buildings on the Premises to the original condition, Grantor shall further deposit with Grantee such additional funds as Grantee shall reasonably require. Grantee is authorized and empowered to settle, adjust or compromise any claims for loss, damage or destruction for any loss in excess of Ten Thousand Dollars ($10,000.00) under any policy or policies of insurance. So long as no Event of Default has occurred or no event has occurred which with the giving of notice or passage of time would constitute an Event of Default, all such insurance proceeds shall, if requested by Grantor, be applied to the restoration, repair, replacement or rebuilding of the Premises; provided, however, if an Event of Default has occurred or if an event has occurred which with the giving of notice or the passage of time would constitute an Event of Default, such insurance proceeds may, at the sole discretion of Grantee, be applied to the restoration, repair, replacement or rebuilding of the Premises, or to and in reduction of any indebtedness secured by this Mortgage. All such insurance proceeds not so applied by Grantee shall be released to Grantor. The delivery to Grantee of any policy or policies of insurance hereunder, or renewals thereof, shall constitute an assignment to Grantee of all unearned premiums thereon as further security for the payment of the indebtedness secured hereby, and in the event of Grantor's Default hereunder, all right, title and interest of Grantor in and to any policy or policies of insurance then in force shall vest in Grantee.

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6.   Grantor will maintain the Premises in good condition and repair and will not commit or suffer any waste thereof, reasonable wear and tear excepted. Grantor will comply in all material respects with, or cause to be complied in all material respects with, all statutes, ordinances, regulations or requirements of any governmental authority relating to the Premises, and will promptly, subject to the limitations, terms and conditions of paragraph 5 above, in the event Grantor elects to rebuild the Premises, repair, restore, replace or rebuild any part of the Premises now or hereafter subject to the lien of this mortgage which may be damaged or destroyed by any casualty or as the result of any proceeding hereinafter referred to in paragraph 9. None of the buildings, structures or improvements now or hereafter erected or located on the above described Premises shall be removed, demolished or substantially or structurally altered in any respect without the prior written consent of Grantee; which consent shall not be unreasonably withheld unless such actions may materially impair the security of this mortgage for the payment of the indebtedness secured hereby. Grantee, and any person authorized by Grantee, shall have the right to enter upon and inspect the Premises at all reasonable times.

7. Grantor will not create or suffer to be created any charge, lien or encumbrance upon the Premises, or any part thereof, excepting the lien hereof, without the prior written consent of Grantee. Grantor will pay, or cause to be paid, promptly when due all charges for utilities or services, including, but not limited to electricity, gas and water, and upon failure so to pay, Grantee may, at its option, make such payment or payments and any amounts so paid by Grantee shall become immediately due and payable and shall be secured by the lien of this mortgage with interest at the rate specified in the Note secured hereby; provided, however, that Grantor shall be permitted to contest any such charges, liens or encumbrances in good faith by appropriate proceedings diligently pursued and available to Grantor prior to the date on which penalties attach thereto.

8. If there shall be any change in the legal or equitable ownership of the Premises, as by sale, assignment, land sale or otherwise, or in the ownership of Grantor corporation, as by reorganization, stock sales by Grantor or its shareholders, or otherwise, other than by descent or the laws of intestate succession, without the written consent of Grantee, then at the election of Grantee the entire indebtedness secured hereby and all accrued interest shall become due and payable as of the date of such change in ownership of the Premises or of Grantor and shall bear interest thereafter at the Default Rate until paid, and foreclosure proceedings may be instituted thereon.

9. If all or any part of the Premises is damaged, taken or acquired, either temporarily or permanently, in any condemnation proceeding, or by exercise of the right of eminent

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     domain, or by the alteration of the grade of any street affecting the said
     Premises, the amount of any award or other payment for such taking or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid indebtedness secured hereby, is hereby assigned to Grantee, who is empowered to collect and receive the same and to give proper receipts therefor in the name of Grantor, and the same shall be paid forthwith to Grantee. So long as no Event of Default has occurred or no event has occurred which with the giving of notice or passage of time would constitute an Event of Default, the award or payment shall, if requested by Grantor, be released to Grantor for the purpose of altering, restoring or rebuilding any part of the Premises to taken; provided, however, if an Event of Default has occurred or if an event has occurred which with the giving of notice or the passage of time would constitute an Event of Default (whether or not then due and payable), any award or payment so received by Grantee shall, at the option of Grantee, either be retained and applied, in whole or in part, to the indebtedness secured hereby in such manner as Grantee may determine, or released, in whole or in part, to Grantor for the purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as the result of such taking, alteration or proceeding, but Grantee shall not be obligated to see to the application of any amounts so released.

10. In the event of default in the payment of the Note (as "Default is defined in the Note) or otherwise if Grantor shall fail to perform any of the terms and conditions of this Mortgage for a period of thirty (30) days after written notice of default, then, and in any such event, at the option of Grantee, without notice or demand, the same being hereby expressly waived, the entire indebtedness secured hereby shall become due, payable and collectible, and/or, in addition to any other right or remedy which Grantee may now or hereafter have at law or in equity, Grantee shall have the right and power (a) to sell the or cause to be sold the Premises and to convey the same to the purchaser pursuant to the provisions of Act 236, Public Acts of Michigan, 1961 (MCL '600.3201 et seq.) pertaining to "Foreclosure of Mortgage by Advertisement," which statute does not require that the Grantor be personally notified of such sale or that a judicial hearing be held before the sale is held; (b) to foreclose upon this mortgage and the lien hereof; (c) to apply without notice (the same being hereby expressly waived) for the appointment of a receiver to collect the rents and profits of the Premises and to preserve the security hereof, as a matter of right, either before or after any foreclosure sale, without consideration of the value of the Premises as security for the amount due Grantee, or the solvency of any person or persons liable for the payment of such amounts; the rents, issues and profits of the Premises, in any such event, being hereby assigned to Grantee as additional security for the payment of such indebtedness; (d) to enter upon and take possession of the Premises with the irrevocable consent of Grantor as evidenced by the execution of

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     this mortgage, and, as mortgagee in possession and without the appointment of any receiver or application being made therefor, to collect all rents and profits from leases and rentals then in effect (which are due or to become due), to let the Premises, either in Grantee's name or Grantor's name, and receive all the rents, issues and profits therefrom (which are due or to become due), and to apply the same after the payment of all charges and expenses deemed by Grantee to be necessary, to the indebtedness hereby secured; it being understood, in such case, that Grantor will pay to Grantee monthly, in advance, a reasonable rent for the Premises occupied by Grantor, if any, and, in default thereof, Grantor may be dispossessed by the usual legal proceedings against a defaulting tenant of real estate; and further, that any action may be brought in Grantor's name to dispossess any tenant defaulting in the payment of rent to Grantee or violating the term of his occupancy, which right and power are effective and may be enforced either with or without any action to foreclose this mortgage and without applying at any time for a receiver for the Premises. In case of private sale or foreclosure of the Premises, the Premises may be sold in one or more parcels, or as an entirety, as Grantee may elect.

     WARNING: THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT. IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE PROPERTY IN CONNECTION THEREWITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A COPY OF THE NOTICE ON THE PROPERTY.

     WAIVER: THE GRANTOR HEREBY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND UNDER THE CONSTITUTION AND LAWS OF THE STATE OF MICHIGAN TO A HEARING PRIOR TO THE SALE IN CONNECTION WITH THE ABOVE-MENTIONED FORECLOSURE BY ADVERTISEMENT AND ALL NOTICE REQUIREMENTS EXCEPT AS SET FORTH IN THE MICHIGAN STATUTE PROVIDING FOR FORECLOSURE BY ADVERTISEMENT.

11. If Grantee shall incur or expend any sums, including reasonable attorney's fees, whether in connection with any action or proceeding or not, to sustain the lien of this mortgage or its priority, or to protect or enforce any of Grantee's rights hereunder, or for the protection of the Premises, or to recover any indebtedness hereby secured, all such sums shall become immediately due and payable by Grantor with interest thereon until repaid at the Default Rate. All such sums shall be secured by this mortgage and be a lien on the Premises prior to any right, title, interest or claim, in,

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     to, or upon the Premises attaching or accruing subsequent to the lien of this mortgage.

12. Grantor will not assign, in whole or in part, the rents, income or profits arising from the Premises without the prior written consent of Grantee, or in any manner materially impair the security of this mortgage for the payment of the indebtedness secured hereby.

13. Grantor will observe and perform all material covenants, conditions and agreements contained in any lease or leases now or hereafter affecting the Premises, or any portion thereof, on the part of Grantor to be observed and performed. If Grantor shall default in the performance of any of the material terms, covenants, conditions or obligations imposed upon Grantor under any such lease or leases which would give the lessee or lessees the right to terminate or cancel the said lease or leases or make monetary advances and offset the same against future rentals, then, at the option of Grantee, the whole of the indebtedness secured by this mortgage, including all advances and payments by Grantee hereunder, shall become immediately due and payable with interest thereon until repaid at the Default Rate. Grantor will not amend, cancel, abridge, terminate or otherwise modify any existing or future lease of the said Premises, or any part thereof, or enter into any new lease, renewal or extension, or accept any prepayment of rent or installments of rents for more than one month in advance, without the prior written consent of Grantee.

     Grantor, upon request from time to time, will furnish to Grantee a statement in such reasonable detail as Grantee may request, certified by Grantor, of all leases relating to the Premises; and, on demand, Grantor will furnish to Grantee executed counterparts of any and all such leases.

14. With respect to the Premises and the operations thereof, Grantor will keep or cause to be kept proper books of record and account with respect to the operation of the Premises. Grantee shall have the right to examine the said books of record and account at such reasonable times and intervals as Grantee may elect. Grantor will furnish to the Grantee such financial and other statements as are required by Grantee.

15. In the event that Grantee (a) grants any extension of time or forbearance with respect to the payment of any indebtedness secured by this mortgage;
     (b) takes other or additional security for the payment thereof; (c) waives or fails to exercise any right granted herein or granted in any agreement specifically incorporated herein or under the Note secured hereby; (d) grants any release, with or without consideration, of the whole or any part of the security held for the payment of the

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     debt secured hereby; (e) amends or modifies in any respect with or without the consent of Grantor any of the terms and provisions hereof or of the Note secured hereby; then and in any such event, such act or omission to act shall not release Grantor, or any co-makers, sureties or guarantors of this mortgage or of the Note, under any covenant of this mortgage or of the Note, nor preclude Grantee from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or any subsequent default, nor shall any such act or omission in any way impair or affect the lien or priority of this mortgage.

16. Grantor will not make, suffer or permit, without the written consent of the Grantee first had and obtained, (a) any use of the Premises for any purpose other than that for which the same are now used or intended to be used; (b) any alterations which have an adverse impact upon the value of the buildings, improvements, fixtures, apparatus, machinery and equipment now or hereafter erected or located upon said Premises; (c) any purchase or conditional sale, lease or agreement under which title is reserved in the vendor of any such fixtures, apparatus, machinery, equipment or personal property to be placed in or upon any of the buildings or improvements on the said Premises; provided, however, that Grantor shall not be deemed to have violated this section 16 in the event that, without Grantor's consent, any tenant to the Premises acts or permits action in violation of any of
     (a) through (c) of this section. Grantor will execute and deliver, from time to time, such further instruments as may be requested by Grantee to confirm the lien of this mortgage on any fixture, machinery, apparatus and equipment described herein.

17. Whenever used in this instrument, unless the context shall otherwise clearly require, the term "Grantor" shall include the legal representatives, successors and assigns, as the case may be, of Grantor, and all persons claiming by, through or under Grantor; the term "Grantee" shall include the legal representatives, successors and assigns of Grantee; the term "Mortgage" shall refer to this mortgage deed; the term "Note" shall refer to the promissory note of even date herewith evidencing the indebtedness hereby secured; the term "Person" shall include any individual, partnership, corporation, trustee or unincorporated association; the term "Premises" shall include the real estate described herein, together with all buildings, structures and improvements thereon, and all fixtures, machinery, apparatus, equipment and articles of personal property referred to herein, and any and all other right, property or interests at any time subject to the lien of this mortgage, the singular shall include the plural, and the plural, the singular; the masculine gender used shall include the other genders.

18. The term "Default Rate" wherever used in this mortgage shall mean interest at the rate which is greater of four percent (4%) per annum above the interest rate payable

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     under the Note on the day prior to the date of default, or sixteen percent
     (16%); provided, however, that if the Default Rate determined pursuant to the foregoing should exceed the maximum rate of interest permitted by law then the Default Rate shall be the maximum rate of interest permitted by law.

19. All of the terms, covenants, conditions and agreements herein set forth shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns, as the case may be, of the parties hereto.

20.  Intentionally deleted.

21. The Grantor and Grantee intend that this mortgage deed shall secure (1) all advances (whether future or otherwise) which Grantee is obligated to or does make under the terms of this mortgage, the Note or the Loan Agreement;
     (2) the unpaid balances of non-obligatory loan advances made by the holder of this mortgage at the request of the Grantor or its successor in interest after the mortgage is delivered to the Recorder for recording to the extent that such unpaid balances, in the aggregate and exclusive of interest thereon, do not exceed the maximum amount thereof, namely Six Hundred Thousand Dollars ($600,000.00), which may be outstanding at any time; and
     (3) all other sums hereby stated to be secured by this mortgage, including, but not limited to, the unpaid balances of advances made by Grantee for the payment of taxes, assessments and insurance and costs incurred for the protection of the Premises, which may be outstanding at any time.

22. This mortgage is without prejudice to the right of Grantee to enforce collection of the Note when due and payable by suit or in any lawful manner, or to resort to any other security for the payment of the Note, this mortgage being additional, accumulative and concurrent security for the payment of the Note. The enumeration of certain rights, privileges, and options in this mortgage as vested in Grantee, or its successors and assigns, is not and shall not be construed as a waiver of, nor to impair in any way other rights of Grantee or its successors or assigns, either at law or in equity, independent of this instrument, concerning this or any of the liabilities, obligations, indebtedness or collateral security involved in the loan transaction which the Note evidence or any other instrument securing the Note. Grantee, its successors and assigns, shall have the right to proceed against the security granted hereunder or any other security granted for the payment of the Note and to proceed against all security at the same time or against individually pledged or liened assets from time to time at the sole discretion of Grantee. No action against any specific security granted for the Note shall be a bar to any subsequent action or actions against all or any other security granted for the Note.

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23.  Grantee shall not, in any way, act as the agent or trustee of Grantor nor does it intend, in any way, to act for or on behalf of Grantor with respect to disbursement of the mortgage proceeds. Its purpose in making the requirements set forth herein is that of a lender protecting the priority of its mortgage and the value of its security. Grantee assumes no responsibility for the completion of any improvements erected upon the Premises or the payment of bills or any other details in connection with the Premises and improvements erected thereon, any plans and specifications in connection therewith, or mortgagor's relations with any contractors. This mortgage is not to be construed by Grantor, or any one furnishing labor, materials or any other work or product for the improving of the Premises as an agreement on the part of Grantee to assure any one that he will be paid for furnishing such labor, materials or any other work or product. He must look entirely to Grantor for such payment. Grantee assumes no responsibility for the architectural or structural soundness of any improvements to be erected upon the Premises or for the approval of any plans and specifications in connection therewith or for any improvements as finally completed.

24. The term "default" as used in this mortgage means a "Default" or "Event of Default" as defined in the Loan Agreement, beyond applicable grace periods provided for in the Loan Agreement.

25. The Premises herein conveyed includes, without limiting the completeness of the hereinabove grant, all real property hereafter acquired by Grantor which is made a part of the lot(s) or parcel(s) which presently constitute(s) the Premises on the tax maps of the county auditor for so long as such after-required real property shall be a part of such lot(s) or parcel(s). Grantor shall execute and deliver to Grantee such instruments as Grantee may require to confirm the lien of this mortgage on the additional property covered by this clause. This clause is intended to insure that the lien of this mortgage shall always encumber one or more complete lots or parcels on the tax maps in the office of the auditor of the county in which the Premises is located so that the ability to transfer the Premises shall not be defeated or hindered by any alteration of the lot(s) or parcel(s) which presently constitute(s) the Premises on such tax maps.

26. (a) Grantor warrants and represents to Grantee, to Grantor's knowledge, that: (i) the Premises described herein is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations, including but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), Public Law No. 96-510, 94 Stat. 2767, 42 USC 9601 et seq.,
     and the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Public Law No. 99-499, 100 Stat. 1613, and

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

     (ii) (aa) as of the date hereof there are no hazardous materials, substances, wastes or other environmentally regulated substances (including without limitation, any materials containing asbestos) located on, in or under the Premises or used in connection therewith, or (bb) Grantor has fully disclosed to Grantee in writing, the existences, extent and nature of any such hazardous materials, substances, wastes or other environmentally regulated substances, which Grantor is legally authorized and empowered to maintain on, in or under the Premises or use in connection therewith, and Grantor has obtained and will maintain all licenses, permits and approvals required with respect thereto, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals. Grantor further warrants and represents that it will promptly notify Grantee of any change in the nature or extent of any hazardous materials, substances, wastes or other environmentally regulated substances affecting the Premises.

     (b) Grantor hereby agrees to indemnify Grantee and its successors and assigns and hold Grantee harmless from and against any and all liabilities, obligations, charges, losses, damages, injuries, penalties, claims, actions, suits, costs of any settlement or judgment, costs, expenses and disbursements, including without limitation title insurance costs and premiums, engineers' and professional fees, soil tests and chemical analysis, court costs, including reasonable legal fees and expenses through all trial, appellate and administrative levels of whatsoever kind and nature imposed on, incurred by or asserted against Grantee by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the Premises of any Hazardous Substance (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under CERCLA, SARA, any so called federal, state or local "Superfund" or "Superlien" laws, statutes, law, ordinance, code, rule, regulation, order or decree regulating with respect to or imposing liability, including strict liability substances or standards of conduct concerning any Hazardous Substance), regardless of whether within the control of Grantee. The foregoing indemnification shall survive repayment of the Note and satisfaction or assignment of this mortgage.

     (c) For purposes of this mortgage, "Hazardous Substances" shall include those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency
     (EPA) and the list of toxic pollutants designated by Congress or the EPA or defined by any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material as now or at any time hereunder in effect.

     (d) If Grantor receives any notice of (i) the happening of any material event involving the spill, release, leak, seepage, discharge or cleanup of any Hazardous Substance on the Premises or in connection with Grantor's operations thereon or (ii) any complaint, order, citation or material notice with regard to air emissions, water discharges, or any other environmental, health or safety matter affecting Grantor (an "Environmental Complaint") from any person or entity (including without limitation the
     EPA) then Grantor shall immediately notify Grantee orally and in writing of said notice.

     (e) In the event Grantor fails or refused to contest or otherwise remediate any environmental conditions, Environmental Complaint or orders of governmental agencies, Grantee shall have the right but not the obligation, and without limitation of Grantee's rights under this mortgage to enter onto the Premises or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any such Hazardous Substance or Environmental Complaint following receipt of any notice from any person or entity (including without limitation the EPA) asserting the existence of any Hazardous Substance or an Environmental Complaint pertaining to the Premises or any part thereof which, if true, could result in an order, suit or other action against Grantor and/or which, in the sole opinion of Grantee, could jeopardize its security under this mortgage. All reasonable costs and expenses incurred by Grantee in the exercise of any such rights shall be secured by this mortgage and shall be payable by Grantor upon demand.

     (f) Any breach of any warranty, representation or agreement contained in this Paragraph 26 shall be an Event of Default hereunder and shall entitle Grantee to exercise any and all remedies provided in this mortgage, or otherwise permitted by law.

27. THIS MORTGAGE SECURES OBLIGATIONS INCURRED FOR THE CONSTRUCTION OF IMPROVEMENTS ON LAND, INCLUDING THE ACQUISITION COST OF LAND, AND IS ACCORDINGLY INTENDED TO BE A CONSTRUCTION MORTGAGE WITHIN THE MEANING OF
     SECTION 19.9313(1)(C) OF THE MICHIGAN STATUTES ANNOTATED (MCL ' 440.9313) SO THAT ANY AND ALL SECURITY INTERESTS IN FIXTURES ARE SUBORDINATE TO THIS MORTGAGE PURSUANT TO SECTION 19.9313(6) OF THE MICHIGAN STATUTES ANNOTATED (MCL '440.9313).

28. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

29. All documents executed pursuant to the transactions contemplated herein shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Michigan. Grantor hereby submits to the jurisdiction of the state and federal courts of Michigan for the purposes of resolving disputes hereunder or for the purposes of collection. For the purposes of service of process, Grantor agrees to accept service of process out of any of the before mentioned courts in any such dispute or collection action by registered or certified mail addressed to Grantor at the Premises. Grantee reserves the right to serve process on Grantor according to any other legal method. Grantor hereby agrees not to raise as a defense in any action brought in any court in Michigan the defense of an inconvenient forum.

NOW THEREFORE, if Grantor or Borrower shall pay to Grantee the said sums of money described in the Note and the interest thereon, in the manner and at the times mentioned in said Note, and any and all other sums which may become payable by Grantor hereunder, and shall fully keep and perform the terms, covenants, conditions and agreements hereof by Grantor to be kept and performed, then this mortgage and the estate hereby granted shall cease, determine and be void, and said mortgage shall thereupon be released by the Grantee at the cost and expense of Grantor (all claims for statutory penalties, in case of Grantee's failure to release, being hereby waived); otherwise, this mortgage shall remain in full force and effect.

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

IN WITNESS WHEREOF, the said Ottawa River Steel Co., an Ohio corporation, Grantor in the within instrument has duly executed this instrument, this 4th day of February 1999.

Signed and acknowledged
  in the presence of:                      OTTAWA RIVER STEEL CO.


/s/ Karen L. Rochawiak                     By /s/ James L. Rosino
-------------------------------               -----------------------------

/s/ Regina M. Joseph
-------------------------------


STATE OF OHIO     )
                  ) SS:
COUNTY OF LUCAS   )

         BEFORE ME, a Notary Public in and for said County, personally appeared James L. Rosino known to me to be the person who, as Vice President - Finance of Ottawa River Steel Co., the corporation which executed the foregoing instrument, signed the same, and acknowledged to me that he did so sign the said instrument as such officer of said Ottawa River Steel Co., that the same is his free act and deed as such officer, and the free act and deed of said corporation for the uses and purposes therein.

         IN TESTIMONY WHEREOF, I have hereunto signed my name and affixed my official seal this 4th day of February 1999.


                                                  /s/ Karen L. Rochawiak
                                                  ------------------------------
                                                      Notary Public

This Instrument Prepared By:

John W. Hilbert, II, Esq.
   Shumaker, Loop & Kendrick, PLL
   Toledo, Ohio 43624



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